Filed pursuant to Rule 497(e)

Registration No. 333-238109

GABELLI ETFs TRUST

Gabelli Automation ETF

Supplement dated December 8, 2025, to the Fund’s Summary Prospectus, Prospectus

and Statement of Additional Information, each dated April 30, 2025

Effective December 15, 2025, the ticker symbol for the Gabelli Automation ETF (the “Fund”) will be changed from GAST to GGTL. This change is being made in connection with other changes to the Fund, as described in a Fund supplement dated October 16, 2025.

Shares of the Fund will continue to be listed and traded on NYSE Arca, Inc. and shareholders do not need to take any action in connection with this update.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE